                                                                   EXHIBIT 10.11

                               TIGERA GROUP, INC.

                               Warrant Agreement


                           --------------------------


                 Warrant granted as of November 15, 1995 (hereinafter referred to as the "Date of Grant"), by TIGERA GROUP, INC. (the "Corporation") to _________________ (the "Grantee"):

                 1. DEFINITIONS. The following terms, as used herein, shall have the meanings set forth below:

                          (a)  "Cause" shall mean by reason of any of the
following: (A) the Grantee's conviction of, or plea of nolo contendere to, any felony or to any crime or offense causing harm to the Corporation or any of its Subsidiaries or affiliates (whether or not for personal gain) or involving acts of moral turpitude, (B) the Grantee's repeated intoxication by alcohol or drugs during the performance of his or her duties, (C) malfeasance in the conduct of the Grantee's duties involving misuse or diversion of the Corporation's (or its affiliates') funds, embezzlement or willful and material misrepresentations or concealments on any written reports submitted to the Corporation (or its affiliates), (D) repeated material failure by the Grantee to perform his or her duties as a director of the Corporation, (E) material failure by the Grantee to follow or comply with the reasonable and lawful written directives of the Board of Directors of the Corporation or the Grantee's immediate supervisor, or (F) a material breach by the Grantee of any written agreement between the Grantee and the Corporation (or its affiliates).

                          (b)  "Code" shall mean the Internal Revenue Code
of 1986, as amended.

                          (c)  "Committee" shall mean a committee
established by the Board of Directors of the Corporation to administer this Agreement, or in the absence of such committee, the Board of Directors of the Corporation.

                          (d)  "Fair Market Value" shall mean (i) If the
principal market for the Common Stock (the "Market") is a national securities exchange or the National Association of Securities Dealers Automated Quotation System ("NASDAQ") National Market, the last sale price or, if no reported sales take place on the applicable date, the average of the high bid and low asked price of Common Stock as reported for such Market on such date or, if no such quotation is made on such date, on the next preceding day on which there were quotations, provided that such quotations shall have been made within the ten (10) business days preceding the applicable date; or, (ii) If the Market is the NASDAQ National List, the NASDAQ Supplemental List or another market, the average of the high bid and low asked price for Common Stock on the applicable date, or, if no such quotations shall have been made on such date, on the next preceding day on which there were quotations, provided that such quotations shall have been made within the ten
(10) business days preceding the applicable date; or, (iii) In the event that neither subparagraph (i) nor (ii) shall apply, the Fair Market Value of a share of Common Stock on any day shall be determined by the Committee.

                          (e)  "Notice" shall have the meaning set forth in
Section 4(c) hereof.

                          (f)  "Warrant" shall have the meaning set forth in
Section 2 hereof.

                          (g)  "Warrant Period" shall have the meaning set
forth in Section 4(a) hereof.

                          (h)  "Warrant Price" shall have the meaning set
forth in Section 3 hereof.

                          (i)  "Securities Act" shall mean the Securities
Act of 1933, as amended.

                          (j)  "Shares" shall mean shares of the Common
Stock, par value $0.01 per share, of the Corporation.

                          (k)  "Subsidiary" shall mean any direct or
indirect majority-owned subsidiary of the Corporation.


                 2. THE WARRANT. The Corporation hereby grants to the Grantee, effective on the Date of Grant, a warrant (the "Warrant") to purchase, on the terms and conditions herein set forth, up to ______ of the Corporation's fully paid, non-assessable Shares at the warrant exercise price set forth in
Section 3 below.


                 3. THE PURCHASE PRICE. The purchase price of the Shares shall be $0.885 per share (the "Warrant Price").


                 4.  EXERCISE OF WARRANT.

                          (a)  Except as otherwise provided in this Warrant
Agreement, the Warrant is exercisable over a period of ten years from the Date of Grant (the "Warrant Period") in accordance with the following schedule:

                                                 PERCENT OF SHARES SUBJECT
          DATE                                   TO WARRANT PURCHASABLE
From the Date of Grant to the
first anniversary of the Date of Grant.                33.3%

From the first anniversary of the
Date of Grant to the second
anniversary.                                           66.7%

From the second anniversary of the
Date of Grant to the expiration
of the Warrant.                                         100%


The Warrant may be exercised from time to time during the Warrant Period as to the total number of Shares allowable under this Section 4(a), or any lesser amount thereof, as long as the Grantee performs services as an officer, director, employee or consultant for the Corporation or any of its Subsidiaries. If the Grantee ceases to perform such services for any such entity for any reason other than (i) the Grantee's death or disability or (ii) the Grantee's termination for cause, than this Warrant may be exercised during the period of ninety (90) days after the date such performance ceases (unless the Committee, in its discretion, shall specify a longer period), to the extent that (i) the right to exercise this Warrant has accrued on such date and (ii) the Warrant Period has not expired. If the Grantee shall die or become disabled within the meaning of Section 22(e)(3) of the Code while still performing such services for the Corporation or any of its Subsidiaries, this Warrant shall be exercisable to the extent that the right to exercise this Warrant has accrued on the date of the Grantee's death or the date he or she first became disabled, as the case may be, and may be exercised during the period commencing on the date of the Grantee's death or the date he or she first becomes disabled, as the case may be, and ending on the earlier of the first anniversary of such date and the expiration of the Warrant Period after which period this Warrant shall expire and shall cease to be exercisable. In the event of the death of the Grantee, this Warrant may be exercised by the person or persons entitled to do so under the Grantee's will (a "legatee"), or, if the Grantee shall fail to make testamentary disposition of this Warrant, or shall die intestate, by the Grantee's legal representative (a "legal representative"). In the event that the Grantee is terminated for Cause, this Warrant (or any unexercisable portion thereof) shall expire on the date of such termination and shall cease to be exercisable.

                          (b)  If this Warrant shall extend to 100 or more
Shares, then this Warrant may not be exercised for less than 100

Shares at any one time, and if this Warrant shall extend to less than 100 Shares, then this Warrant must be exercised for all such Shares at one time.

                          (c)  Not less than five days nor more than thirty
days prior to the date upon which all or any portion of the Warrant is to be exercised, the person entitled to exercise the Warrant shall deliver to the Corporation written notice in substantially the form attached as an Exhibit hereto (the "Notice") of his election to exercise all or a part of the Warrant, which Notice shall specify the date for the exercise of the Warrant and the number of Shares in respect of which the Warrant is to be exercised. The date specified in the Notice shall be a business day of the Corporation.

                          (d)  On the date specified in the Notice, the person
entitled to exercise the Warrant shall pay to the Corporation the Warrant Price of the Shares in respect of which the Warrant is exercised and the amount of any applicable Federal and/or state withholding tax or employment tax. The Warrant Price shall be paid in full at the time of purchase, (i) in cash or by check (ii) with shares of the Common Stock of the Corporation which have been owned by the Grantee for at least six months prior to the exercise of the Warrant or (iii) if and to the extent the Corporation may lawfully do so, by delivery of a promissory note for some or all of that portion of the Warrant Price exceeding the amount determined to be capital pursuant to Section 145 of the Delaware General Corporation Law, the terms of which note shall be determined by the Committee. The value of any shares of Common Stock delivered by the Grantee in payment of the Warrant Price shall be the Fair Market Value of such shares. If the Warrant is exercised in accordance with the provisions of this Warrant Agreement, the Corporation shall deliver to such person certificates representing the number of Shares in respect of which the Warrant is being exercised which Shares or other securities shall be registered in his or her name.

                          (e)     This Warrant is not exercisable after the
expiration of ten years from the Date of Grant.

                          (f)  Notwithstanding the provisions of subsection
4(a), in the event of the dissolution, liquidation, merger (but only if the Corporation is not the surviving entity in such merger) or consolidation of the Corporation, or the sale of all or substantially all of its assets, during the term hereof, the Warrant shall become immediately exercisable at the election of the Grantee as to all or any part of the Shares not theretofore issued and sold hereunder. The Corporation shall provide the Grantee with at least 30 days' notice of the consummation of any of the events referred to in the preceding sentence, during which period the Grantee may so exercise the Warrant.

                 5.  REPRESENTATIONS, WARRANTIES AND COVENANTS.

                          (a)  The Grantee represents and warrants that he is
acquiring this Warrant and, in the event this Warrant is exercised, the Shares, for investment, for his or her own account and not with a view to the distribution thereof, and that he or she has no present intention of disposing of this Warrant or the Shares or any interest therein or sharing ownership thereof with any other person or entity.

                          (b)  The Grantee agrees that he or she will not
offer, sell, hypothecate, transfer or otherwise dispose of any of the Shares unless either:

                          (i) A registration statement covering the Shares which are to be so offered has been filed with the Securities and Exchange Commission pursuant to the Securities Act and such sale, transfer or other disposition is accompanied by a prospectus relating to a registration statement which is in effect under the Securities Act covering the Shares which are to be sold, transferred or otherwise disposed of and meeting the requirements of Section 10 of the Securities Act; or

                          (ii) Counsel satisfactory to the Corporation renders a reasoned opinion in writing and addressed to the Corporation, satisfactory in form and substance to the Corporation and its counsel, that in the opinion of such counsel such proposed sale, offer, transfer or other disposition of the Shares is exempt from the provisions of
                 Section 5 of the Securities Act in view of the circumstances of such proposed offer, sale, transfer or other disposition.

                          (c)  The Grantee acknowledges that (i) the Shares and
this Warrant constitute "securities" under the Securities Act and/or the Securities Exchange Act of 1934, as amended, and/or the Rules and Regulations promulgated under said acts; (ii) the Shares must be held indefinitely unless subsequently registered under the Securities Act or an exemption from such registration is available; and (iii) the Corporation is not under any obligation with respect to the registration of the Shares.

                          (d)  The Grantee acknowledges and agrees that the
certificate or certificates representing the Shares shall have an appropriate legend referring to the terms of this Warrant.

                          (e)  The Grantee acknowledges and agrees that he or
she, or his or her legatee or legal representative, as the case may be and as defined above, may be required to make an appropriate representation at the time of any exercise of this Warrant in form and substance similar to the representations contained herein, relating to the Shares then being purchased.

                          (f)  The Grantee acknowledges that, in the event he
ceases to perform services for the Corporation or its Subsidiaries, his or her rights to exercise this Warrant are restricted as set forth in Section 4(a) above.


                 6. SUCCESSORS AND ASSIGNS. This Warrant Agreement shall be binding upon and shall inure to the benefit of any successor or assign of the Corporation and, to the extent herein provided, shall be binding upon and inure to the benefit of the Grantee's legatee or legal representative, as defined above.



                 7.  ADJUSTMENT OF WARRANTS.

                          (a)  If there is any change in the outstanding
Shares by reason of a stock dividend or distribution, stock split-up, recapitalization, combination or exchange of shares, or by reason of any merger, consolidation, spinoff or other corporate reorganization in which the Corporation is the surviving Corporation, the number of Shares issuable upon exercise of this Warrant and the Warrant Price shall be equitably adjusted by the Committee, whose determination shall be final, binding and conclusive.

                          (b)  Fractional shares resulting from any adjustment
in warrants pursuant to this Section may be settled in cash or otherwise as the Committee shall determine. Notice of any adjustment in this Warrant shall be given by the Corporation to the holder of this Warrant and such adjustment (whether or not such notice is given) shall be effective and binding for all purposes of the Plan.


                 8. EXERCISE AND TRANSFERABILITY OF WARRANT. During the lifetime of the Grantee, this Warrant is exercisable only by him or her and shall not be assignable or transferable by him or her and no other person shall acquire any rights therein. If the Grantee, while still providing services for the Corporation or any of its Subsidiaries, shall die within the Warrant Period, his or her legatee or legal representative shall have the rights provided in Section 4(a) above.

                 9. GENERAL PROVISIONS. Nothing contained in this Warrant Agreement shall confer upon the Grantee any right to continue as a director of or to be employed by the Corporation or shall in any way affect the right and power of the Corporation to dismiss or otherwise terminate its relationship with the Grantee at any time for any reason with or without cause. This Agreement shall be governed and construed in accordance with the laws of the State of New York applicable to contracts entered into and to be performed wholly within such state.

                 If the foregoing is in accordance with the Grantee's understanding and accepted and agreed by the Grantee, the Grantee may so confirm by signing and returning the duplicate of this Warrant Agreement provided for that purpose.


                                       TIGERA GROUP, INC.




                                       By
                                         ------------------------------
                                         Title:


The foregoing is in accordance with my understanding and is hereby confirmed and agreed to as of the Date of Grant.





                                       --------------------------------
                                       Name

EXHIBIT


                               NOTICE OF EXERCISE


DATE


                 The undersigned hereby gives notice to Tigera Group, Inc., a Delaware corporation (the "Company"), of his intention to exercise his right to purchase the number of Shares set forth below of the Common Stock of the Company, at the exercise price and on the date set forth below, pursuant to the Warrant (the "Warrant") granted to the undersigned on November 15, 1995, and to pay the purchase price thereof, plus any applicable federal or state withholding or employment taxes, by means of [the undersigned's check] which the undersigned is delivering to the Company herewith pursuant to the terms of the Warrant.


Print Name:
           ----------------------------------

Date of Exercise:
                 ----------------------------

Number of Shares
   to be Purchased:
                   --------------------------

Exercise Price Per Share:
                         --------------------

Aggregate Exercise Price:
                         --------------------



                                ------------------------------------
                                (Signature)